UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2009

En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

18701 Figueroa Street Gardena, California	90248
(Address of principal executive offices)	(Zip Code)

(310) 337-5200
Registrant’s telephone number, including area code

_____________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2009, En Pointe Technologies, Inc. (the "Company") was advised that it was granted an exception by the Nasdaq Stock Market ("Nasdaq") Rule 4310(c)(14) related to a completed management report on internal controls over financial reporting for inclusion in its Annual Report on Form 10-K for the year ended September 30, 2008.  Accordingly, the Company has until June 29, 2009 to complete its management's assessment of internal controls over financial and to file an amended Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d) Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

March 12, 2009	By:	/s/ Robert A. Mercer____________
Name: Robert A. Mercer
Title: Corporate Secretary